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                                                                          Page 1

                                                                    EXHIBIT 99.5

Nov-2001                        1995-C


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:          $2,777,933,706.23
Beginning of the Month Finance Charge Receivables:     $  150,634,794.59
Beginning of the Month Discounted Receivables:         $            0.00
Beginning of the Month Total Receivables:              $2,928,568,500.82

Removed Principal Receivables:                         $            0.00
Removed Finance Charge Receivables:                    $            0.00
Removed Total Receivables:                             $            0.00

Additional Principal Receivables:                      $            0.00
Additional Finance Charge Receivables:                 $            0.00
Additional Total Receivables:                          $            0.00

Discounted Receivables Generated this Period:          $            0.00

End of the Month Principal Receivables:                $2,756,407,831.91
End of the Month Finance Charge Receivables:           $  148,987,926.09
End of the Month Discounted Receivables:               $            0.00
End of the Month Total Receivables:                    $2,905,395,758.00

Special Funding Account Balance                        $            0.00
Aggregate Invested Amount (all Master Trust II Series) $1,892,750,000.00
End of the Month Transferor Amount                     $  863,657,831.91
End of the Month Transferor Percentage                             31.33%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                             $   71,247,027.17
     60-89 Days Delinquent                             $   52,402,505.87
     90+ Days Delinquent                               $   88,133,436.39

     Total 30+ Days Delinquent                         $  211,782,969.43
     Delinquent Percentage                                          7.29%

Defaulted Accounts During the Month                    $   17,934,754.24
Annualized Default Percentage                                       7.75%

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Nov-2001                        1995-C                            Page 2


Principal Collections                                    $324,844,135.90
Principal Payment Rate                                             11.69%

Total Payment Rate                                                 12.60%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                     $322,000,000.00
     Class B Initial Invested Amount                     $ 28,000,000.00
                                                         ---------------
TOTAL INITIAL INVESTED AMOUNT                            $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                             $368,000,000.00
     Class B Invested Amount                             $ 32,000,000.00
                                                         ---------------
TOTAL INVESTED AMOUNT                                    $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                     14.40%

PRINCIPAL ALLOCATION PERCENTAGE                                    14.40%

MONTHLY SERVICING FEE                                    $    500,000.00

INVESTOR DEFAULT AMOUNT                                  $  2,582,459.64

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                             92.00%

     Class A Finance Charge Collections                  $  6,322,414.90
     Other Amounts                                       $          0.00

TOTAL CLASS A AVAILABLE FUNDS                            $  6,322,414.90

     Class A Monthly Interest                            $    765,440.00
     Class A Servicing Fee                               $    460,000.00
     Class A Investor Default Amount                     $  2,375,862.87

TOTAL CLASS A EXCESS SPREAD                              $  2,721,112.03

REQUIRED AMOUNT                                          $          0.00

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Nov-2001                        1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.00%

     Class B Finance Charge Collections                          $  549,775.21
     Other Amounts                                               $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                    $  549,775.21

     Class B Monthly Interest                                    $   70,115.56
     Class B Servicing Fee                                       $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                      $  439,659.65

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                              $3,160,771.68

     Excess Spread Applied to Required Amount                    $        0.00

     Excess Spread Applied to Class A Investor Charge Offs       $        0.00

     Excess Spread Applied to Class B Interest, Servicing
     Fee, and Default Amount                                     $  206,596.77

     Excess Spread Applied to Class B Reductions of Class
     B Investe                                                   $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee        $   29,866.67

     Excess Spread Applied to Cash Collateral Account            $        0.00

     Excess Spread Applied to Reserve Account                    $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                   $      186.45

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                          $2,924,121.79


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Nov-2001                         1995-C                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,899,537.19

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                    $         0.00

    Excess Finance Charge Collections applied to
    Required Amount                                              $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                 $         0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items           $         0.00

    Excess Finance Charge Collections applied to Reductions
    of Class B Invested Amount                                   $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                  $         0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                      $         0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                              $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                 $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.35%
    Base Rate (Prior Month)                                                4.80%
    Base Rate (Two Months Ago)                                             5.76%
                                                                         ------
THREE MONTH AVERAGE BASE RATE                                              4.97%

    Portfolio Yield (Current Month)                                       12.87%
    Portfolio Yield (Prior Month)                                         12.69%
    Portfolio Yield (Two Months Ago)                                      10.45%
                                                                         ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

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Nov-2001                         1995-C                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                        92.00%

    Class A Principal Collections                          $43,032,935.50

CLASS B PRINCIPAL PERCENTAGE                                         8.00%

    Class B Principal Collections                          $ 3,741,994.41

TOTAL PRINCIPAL COLLECTIONS                                $46,774,929.91

INVESTOR DEFAULT AMOUNT                                    $ 2,582,459.64

REALLOCATED PRINCIPAL COLLECTIONS                          $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                          $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                         $         0.00
    Deficit Controlled Accumulation Amount                 $         0.00
CONTROLLED DISTRIBUTION AMOUNT                             $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                         $         0.00
    Deficit Controlled Accumulation Amount                 $         0.00
CONTROLLED DISTRIBUTION AMOUNT                             $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $49,357,389.55

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                               $         0.00
CLASS B INVESTOR CHARGE OFFS                               $         0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                        $52,000,000.00
    Available Cash Collateral Amount                       $52,000,000.00

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Nov-2001                         1995-C                            Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                              $0.00
    Class B Interest Rate Cap Payments                              $0.00

TOTAL DRAW AMOUNT                                                   $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00








                                        First USA Bank, National Association
                                        as Servicer

                                        By:    /s/ Tracie Klein
                                               ---------------------------------
                                               Tracie H. Klein
                                               First Vice President